THE RBB FUND, INC.
                                 (THE "COMPANY")

                             MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO
                        GOVERNMENT OBLIGATIONS PORTFOLIO
                                  (THE "FUNDS")

                       SUPPLEMENT DATED SEPTEMBER 13, 2001
                     TO PROSPECTUSES DATED DECEMBER 31, 2000


THIS SUPPLEMENT TO THE PROSPECTUSES PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.


         As a result of the destruction of the World Trade Center on September 11, 2001, the New York Stock Exchange (the "Exchange") and the Funds have been temporarily closed for business. Effective September 13, 2001, the Money Market Portfolio and the Government Obligations Money Market Portfolio are open for business and shares of each such Portfolio may be purchased or sold until 1:00 p.m. Orders received after 1:00 p.m. will be processed the next day. Effective September 14, 2001 and until the Exchange re-opens for business, the Money Market Portfolio, Municipal Money Market Portfolio and the Government Obligations Money Market Portfolio are open for business during normal business hours and shares of such Portfolios may be purchased or sold. Until the Exchange resumes normal business hours, one or more of the Funds may determine to price its shares on weekdays that the Exchange is temporarily closed, computed as described in the Prospectus under the section "Shareholder Information-Pricing of Shares".